Exhibit 99.1

For Immediate Release

July 23, 2015

For More Information

Trisha Voltz Carlson

SVP, Investor Relations Manager

504.299.5208

trisha.carlson@hancockbank.com

Hancock reports second quarter 2015 financial results

Positive results from ongoing initiatives and strategies evident in quarterly results

GULFPORT, Miss. (July 23, 2015) — Hancock Holding Company (Nasdaq: HBHC) today announced its financial results for the second quarter of 2015. Operating income for the second quarter of 2015 was $40.6 million, or $.51 per diluted common share, compared to $44.7 million, or $.55, in the first quarter of 2015. Operating income was $49.6 million, or $.59, in the second quarter of 2014. We define our operating income as net income excluding tax-effected securities transactions gains or losses and nonoperating expense items. Nonoperating expenses totaled $8.9 million (pre-tax) and $7.3 million (pre-tax), in the second and first quarters of 2015, respectively, and $12.1 million (pre-tax) in the second quarter of 2014. Management believes that operating income is one useful measure of our financial performance that helps investors compare the company’s fundamental operational performance from period to period. The financial tables include a reconciliation of net income to operating income.

Net income for the second quarter of 2015 was $34.8 million, or $.44 per diluted common share, compared to $40.2 million, or $.49 in the first quarter of 2015 and $40.0 million, or $.48, in the second quarter of 2014.

“The second quarter operating results reflect efforts over the last several quarters at growing earning assets and core revenue,” said John M. Hairston, President and CEO. “Organic balance sheet growth, increases in both net interest income and fees (excluding the impact of purchase accounting items), continued expense management discipline, solid capital levels and strong credit quality, despite the impact of today’s energy cycle, all reflect the improved quality of our earnings. We remain focused on continuing these efforts, and I look forward to reporting additional progress in future quarters.”

Highlights of the company’s second quarter of 2015 results:

•	An approximate $7.5 million, or $.06 per share, decline in linked-quarter net purchase accounting income negatively impacted both operating and net results

•	Earnings increased $0.8 million, or 2% linked-quarter (excluding the tax-effected impact of net purchase accounting items and nonoperating items)

Hancock reports second quarter 2015 financial results

July 23, 2015

•	E.P.S. (excluding the tax-effected impact of net purchase accounting items and nonoperating items) increased 4% linked-quarter

•	Loans increased $420 million, or 12% linked-quarter annualized (LQA), funded by an increase in deposits of $441 million, or 10% LQA

•	Total assets of $21.5 billion; up $814 million or 4% from March 31, 2015

•	Fee income (excluding accretion in indemnification asset) up almost $5 million or 8% from the first quarter of 2015

•	Loan loss provision reflects additional build for the energy portfolio, including the impact of the shared national credit (SNC) review, offset by improvements in other loan portfolio measures

•	NIM of 3.30% reflects the expected drop in accretion income linked-quarter, the full quarter impact of the subordinated debt issuance in March 2015 and a drop in the overall yield of the securities portfolio

•	Nonoperating expenses totaled approximately $9 million, pre-tax

Over the past several quarters we have disclosed our focus on strategic initiatives that are designed to replace declining levels of purchase accounting income from acquisitions with improvement in core income, which the company defines as operating income excluding tax-effected purchase accounting adjustments. As of this quarter, the impact to the company’s bottom line from net purchase accounting items has substantially diminished, and core results are now equal to operating results.

Loans

Total loans at June 30, 2015 were $14.3 billion, up $420 million from March 31, 2015. Net loan growth during the quarter was across many markets within the footprint, with additional growth in indirect, mortgage and specialty finance.

At June 30, 2015, loans in the energy segment totaled $1.67 billion, or 12% of total loans. The energy portfolio declined approximately $5 million linked-quarter and is comprised of credits to both the E&P industry and support industries. Additional details of the energy portfolio are included in the presentation slides posted on our Investor Relations website.

Average loans totaled $14.1 billion for the second quarter of 2015, up $270 million, or 2%, linked-quarter.

Deposits

Total deposits at June 30, 2015 were $17.3 billion, up $441 million, or 3%, from March 31, 2015. Average deposits for the second quarter of 2015 were $16.9 billion, up $377 million, or 2%, linked-quarter.

Noninterest-bearing demand deposits (DDAs) totaled $6.2 billion at June 30, 2015, virtually unchanged from March 31, 2015. DDAs comprised 36% of total period-end deposits at June 30, 2015.

Hancock reports second quarter 2015 financial results

July 23, 2015

Interest-bearing transaction and savings deposits totaled $7.0 billion at the end of the second quarter of 2015, up $418 million, or 6%, from March 31, 2015. Time deposits of $2.2 billion decreased $90 million, or 4%, while interest-bearing public fund deposits increased $134 million, or 7%, to $2.0 billion at June 30, 2015.

Asset Quality

Nonperforming assets (NPAs) totaled $165 million at June 30, 2015, up $24 million from March 31, 2015. During the second quarter of 2015, total nonperforming loans increased approximately $28 million while foreclosed and surplus real estate (ORE) and other foreclosed assets decreased approximately $4 million. The net increase in nonperforming loans was mainly related to one energy loan (nondrilling support) which was downgraded during the quarter. Nonperforming assets as a percent of total loans, ORE and other foreclosed assets was 1.15% at June 30, 2015, up 14 bps from March 31, 2015.

The total allowance for loan losses was $131 million at June 30, 2015, up $2.7 million from March 31, 2015. The ratio of the allowance for loan losses to period-end loans was 0.91% at June 30, 2015, virtually unchanged from March 31, 2015. The allowance maintained on the non-FDIC acquired portion of the loan portfolio increased $6.3 million linked-quarter, totaling $107 million, and the impaired reserve on the FDIC acquired loan portfolio declined $3.6 million linked-quarter.

Pricing pressures on oil continued during the second quarter and led to additional downward pressure on risk ratings. Based on those changes, plus updates to the qualitative factors related to energy, the reserve for the energy portfolio increased $10.6 million linked-quarter. Management believes that if further risk rating downgrades occur they could lead to additional loan loss provisions but not translate to significant losses. The impact and severity of risk rating migration, associated provision and net charge-offs will depend on overall oil price reduction and the duration of the cycle. Additional details of the energy portfolio are included in the presentation slides posted on our Investor Relations website.

Net charge-offs from the non-FDIC acquired loan portfolio were $1.2 million, or 0.03% of average total loans on an annualized basis in the second quarter of 2015, down from $3.7 million, or 0.11% of average total loans in the first quarter of 2015.

During the second quarter of 2015, Hancock recorded a total provision for loan losses of $6.6 million, up $0.5 million from the first quarter of 2015.

Net Interest Income and Net Interest Margin

Net interest income (TE) for the second quarter of 2015 was $154.9 million, down $6.2 million from the first quarter of 2015. During the second quarter, net interest income from purchase accounting adjustments (PAAs) declined $7.6 million compared to the first quarter of 2015. Excluding the impact from purchase accounting items, core net interest income increased $1.4 million linked-quarter. Average earning assets were $18.8 billion for the second quarter of 2015, up $465 million, or 3%, from the first quarter of 2015.

Hancock reports second quarter 2015 financial results

July 23, 2015

The reported net interest margin (TE) was 3.30% for the second quarter of 2015, down 25 bps from the first quarter of 2015. Approximately 18 bps of the decline was related to the decrease in purchase accounting adjustments noted above. The core net interest margin (reported net interest income (TE) excluding total net purchase accounting adjustments, annualized, as a percent of average earning assets) declined 7 bps to 3.14% during the second quarter of 2015. Declines in the core loan yield (-3 bps) and the securities portfolio yield (-13 bps) were the main drivers of the margin compression. A full quarter’s impact from interest on the issuance of $150 million in holding company subordinated debt in early March led to a 4 bps increase in the total cost of funds.

Noninterest Income

Noninterest income, including securities transactions, totaled $60.9 million for the second quarter of 2015, up $4.3 million, or 8%, from the first quarter of 2015. Also included in the total is a reduction of $1.3 million related to the amortization of the FDIC indemnification asset, compared to a reduction of $1.2 million in the first quarter of 2015. Excluding the impact of this item and securities transactions, core noninterest income totaled $62.1 million, up $4.7 million linked-quarter.

Service charges on deposits totaled $17.9 million for the second quarter of 2015, up $0.6 million, or 3%, from the first quarter of 2015. Bank card and ATM fees totaled $11.9 million, up $0.7 million, or 6%, from the first quarter of 2015.

Trust fees totaled $11.8 million, up $0.6 million, or 5%, linked-quarter. The increase was due, in part, to seasonal tax prep fees. Investment and annuity income and insurance fees totaled $7.4 million, up $0.6 million, or 9%, linked-quarter.

Fees from secondary mortgage operations totaled $3.6 million for the second quarter of 2015, up $1 million, or 36%, linked-quarter. During the second quarter, a greater portion of loan production was sold in the secondary market compared to last quarter. Management expects this trend to continue through 2015.

Other noninterest income totaled $9.5 million, up $1.3 million, or 16%, from the first quarter of 2015.

Noninterest Expense & Taxes

Noninterest expense for the second quarter of 2015 totaled $158.9 million and included $8.9 million of nonoperating expenses. Excluding these costs, operating expenses totaled $150.0 million in the second quarter of 2015, up $3.8 million, or 3%, linked-quarter. (The details of the changes in the noninterest expense categories noted below exclude the impact of nonoperating items.)

Hancock reports second quarter 2015 financial results

July 23, 2015

Total personnel expense was $82.5 million in the second quarter of 2015, up $2.4 million, or 3%, from the first quarter of 2015. The increase reflects additional incentive pay in the second quarter, partially offset by a seasonal decrease in benefits.

Occupancy and equipment expense totaled $15.8 million in the second quarter of 2015, up $0.7 million, or 5%, from the first quarter of 2015.

ORE expense totaled $0.5 million for the second quarter of 2015, virtually unchanged linked-quarter.

Other operating expense totaled $45.0 million in the second quarter of 2015, up $0.7 million, or 2%, from the first quarter of 2015.

The effective income tax rate for the second quarter 2015 was 26%, virtually unchanged from the first quarter of 2015. Management expects the effective income tax rate to approximate 25-27% in 2015. The effective income tax rate continues to be less than the statutory rate of 35% due primarily to tax-exempt income and tax credits.

Capital

Common shareholders’ equity at June 30, 2015 totaled $2.4 billion. The tangible common equity (TCE) ratio was 8.12%, down 28 bps from March 31, 2015, mainly reflecting the growth in total assets during the quarter.

Additional capital ratios are included in the financial tables.

Conference Call and Slide Presentation

Management will host a conference call for analysts and investors at 9:00 a.m. Central Time on Friday, July 24, 2015 to review the results. A live listen-only webcast of the call will be available under the Investor Relations section of Hancock’s website at www.hancockbank.com. Additional financial tables and a slide presentation related to second quarter results are also posted as part of the webcast link. To participate in the Q&A portion of the call, dial (877) 564-1219 or (973) 638-3429. An audio archive of the conference call will be available under the Investor Relations section of our website. A replay of the call will also be available through July 31, 2015 by dialing (855) 859-2056 or (404) 537-3406, passcode 77019845.

About Hancock Holding Company

Hancock Holding Company is a financial services company with regional business headquarters and locations throughout a growing Gulf South corridor. The company’s banking subsidiary provides a comprehensive network of full-service financial choices through Hancock Bank locations in Mississippi, Alabama, and Florida and Whitney Bank offices in Louisiana and Texas, including traditional and online banking; commercial and small business banking; energy banking; private banking; trust and investment services; certain insurance services; mortgage services; and consumer financing. More information and online banking are available at www.hancockbank.com and www.whitneybank.com.

Hancock reports second quarter 2015 financial results

July 23, 2015

Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended, and we intend such forward-looking statements to be covered by the safe harbor provisions therein and are including this statement for purposes of invoking these safe-harbor provisions. Forward-looking statements provide projections of results of operations or of financial condition or state other forward-looking information, such as expectations about future conditions and descriptions of plans and strategies for the future. Forward-looking statements that we may make include, but may not be limited to, comments with respect to future levels of economic activity in our markets, including the impact of volatility of oil and gas prices on our energy portfolio and associated loan loss reserves and the downstream impact on businesses that support the energy sector, especially in the Gulf Coast region, loan growth expectations, deposit trends, credit quality trends, net interest margin trends, future expense levels, success of revenue-generating initiatives, projected tax rates, future profitability, improvements in expense to revenue (efficiency) ratio, purchase accounting impacts such as accretion levels, the impact of the branch rationalization process, possible repurchases of shares under stock buyback programs, and the financial impact of regulatory requirements. Hancock’s ability to accurately project results, predict the effects of future plans or strategies, or predict market or economic developments is inherently limited. Although Hancock believes that the expectations reflected in its forward-looking statements are based on reasonable assumptions, actual results and performance could differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ from those expressed in Hancock’s forward-looking statements include, but are not limited to, those risk factors included in Hancock’s public filings with the Securities and Exchange Commission, which are available at the SEC’s internet site (http://www.sec.gov). You are cautioned not to place undue reliance on these forward-looking statements. Hancock does not intend, and undertakes no obligation, to update or revise any forward-looking statements, whether as a result of differences in actual results, changes in assumptions or changes in other factors affecting such statements, except as required by law.

HANCOCK HOLDING COMPANY

FINANCIAL HIGHLIGHTS

(Unaudited)

	Three Months Ended			Six Months Ended
(amounts in thousands, except per share data)	6/30/2015	3/31/2015	6/30/2014	6/30/2015	6/30/2014
INCOME STATEMENT DATA
Net interest income	$151,791	$158,158	$164,778	$309,949	$330,340
Net interest income (TE) (a)	154,879	161,114	167,332	315,993	335,530
Provision for loan losses	6,608	6,154	6,691	12,762	14,654
Noninterest income excluding securities transactions	60,874	56,213	56,398	117,087	113,097
Securities transactions gains	—	333	—	333	—
Noninterest expense (excluding nonoperating items)	149,990	146,201	144,727	296,191	291,709
Nonoperating items	8,927	7,314	12,131	16,241	12,131
Net income	34,829	40,159	39,962	74,988	89,077
Operating income (b)	40,631	44,697	49,575	85,328	98,690

PERIOD-END BALANCE SHEET DATA
Loans	$14,344,752	$13,924,386	$12,884,056	$14,344,752	$12,884,056
Investment securities	4,445,452	4,107,904	3,677,229	4,445,452	3,677,229
Earning assets	19,409,963	18,568,037	17,023,990	19,409,963	17,023,990
Total assets	21,538,405	20,724,511	19,349,431	21,538,405	19,349,431
Noninterest-bearing deposits	6,180,814	6,201,403	5,723,663	6,180,814	5,723,663
Total deposits	17,301,788	16,860,485	15,245,227	17,301,788	15,245,227
Common shareholders’ equity	2,430,040	2,425,098	2,492,582	2,430,040	2,492,582

AVERAGE BALANCE SHEET DATA
Loans	$14,138,904	$13,869,397	$12,680,861	$14,004,895	$12,530,922
Investment securities (c)	4,143,097	3,772,997	3,716,563	3,959,069	3,825,484
Earning assets	18,780,771	18,315,839	16,791,744	18,549,589	16,766,191
Total assets	20,875,090	20,443,859	19,039,264	20,660,666	19,047,142
Noninterest-bearing deposits	6,107,900	5,924,196	5,505,735	6,016,623	5,502,878
Total deposits	16,862,088	16,485,259	15,060,581	16,674,782	15,164,285
Common shareholders’ equity	2,430,710	2,447,870	2,463,385	2,439,242	2,449,758

COMMON SHARE DATA
Earnings per share - diluted	$0.44	$0.49	$0.48	$0.93	$1.06
Operating earnings per share - diluted (b)	0.51	0.55	0.59	1.06	1.17
Cash dividends per share	$0.24	$0.24	$0.24	$0.48	$0.48
Book value per share (period-end)	$31.12	$31.14	$30.45	$31.12	$30.45
Tangible book value per share (period-end)	21.63	21.55	21.08	21.63	21.08
Weighted average number of shares - diluted	78,115	79,661	82,174	78,881	82,348
Period-end number of shares	78,094	77,886	81,860	78,094	81,860
Market data
High sales price	$32.98	$31.13	$37.86	$32.98	$38.50
Low sales price	28.02	24.96	32.02	24.96	32.02
Period-end closing price	31.91	29.86	35.32	31.91	35.32
Trading volume	40,162	51,866	27,432	92,029	58,760

PERFORMANCE RATIOS
Return on average assets	0.67%	0.80%	0.84%	0.73%	0.94%
Return on average assets - operating (b)	0.78%	0.89%	1.04%	0.83%	1.04%
Return on average common equity	5.75%	6.65%	6.51%	6.20%	7.33%
Return on average common equity - operating (b)	6.70%	7.41%	8.07%	7.05%	8.12%
Return on average tangible common equity	8.28%	9.60%	9.47%	8.94%	10.73%
Return on average tangible common equity - operating (b)	9.66%	10.68%	11.75%	10.17%	11.89%
Tangible common equity ratio (d)	8.12%	8.40%	9.29%	8.12%	9.29%
Net interest margin (TE) (a)	3.30%	3.55%	3.99%	3.43%	4.03%
Average loan/deposit ratio	83.85%	84.13%	84.20%	83.99%	82.63%
Efficiency ratio (e)	66.67%	64.36%	61.67%	65.51%	61.95%
Allowance for loan losses as a percent of period-end loans	0.91%	0.92%	1.00%	0.91%	1.00%
Annualized net non-FDIC acquired charge-offs to average loans	0.03%	0.11%	0.13%	0.07%	0.13%
Allowance for loan losses to non-performing loans + accruing loans 90 days past due	100.92%	123.14%	126.26%	100.92%	126.26%
Noninterest income excluding securities transactions as a percent of total revenue (TE) (a)	28.21%	25.87%	25.21%	27.04%	25.21%
FTE Total Headcount	3,825	3,785	3,901	3,825	3,901

(a)	Tax-equivalent (TE) amounts are calculated using a federal income tax rate of 35%.
(b)	Net income less tax-effected securities transactions and nonoperating items. Management believes that operating income provides a useful measure of financial performance that helps investors compare the Company’s fundamental operations over time.
(c)	Average securities does not include unrealized holding gains/losses on available for sale securities.
(d)	The tangible common equity ratio is common shareholders’ equity less intangible assets divided by total assets less intangible assets.
(e)	The efficiency ratio is noninterest expense to total net interest (TE) and noninterest income, excluding amortization of purchased intangibles, nonoperating items, and securities transactions.

HANCOCK HOLDING COMPANY

QUARTERLY HIGHLIGHTS

(Unaudited)

	Three Months Ended
(amounts in thousands, except per share data)	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014
INCOME STATEMENT DATA
Net interest income	$151,791	$158,158	$160,813	$163,541	$164,778
Net interest income (TE) (a)	154,879	161,114	163,581	166,230	167,332
Provision for loan losses	6,608	6,154	9,718	9,468	6,691
Noninterest income excluding securities transactions	60,874	56,213	56,961	57,941	56,398
Securities transactions gains	—	333	—	—	—
Noninterest expense (excluding nonoperating items)	149,990	146,201	144,080	145,192	144,727
Nonoperating items	8,927	7,314	9,667	3,887	12,131
Net income	34,829	40,159	40,092	46,553	39,962
Operating income (b)	40,631	44,697	46,376	49,079	49,575

PERIOD-END BALANCE SHEET DATA
Loans	$14,344,752	$13,924,386	$13,895,276	$13,348,574	$12,884,056
Investment securities	4,445,452	4,107,904	3,826,454	3,913,370	3,677,229
Earning assets	19,409,963	18,568,037	18,544,930	17,748,600	17,023,990
Total assets	21,538,405	20,724,511	20,747,266	19,985,950	19,349,431
Noninterest-bearing deposits	6,180,814	6,201,403	5,945,208	5,866,255	5,723,663
Total deposits	17,301,788	16,860,485	16,572,831	15,736,694	15,245,227
Common shareholders’ equity	2,430,040	2,425,098	2,472,402	2,509,342	2,492,582

AVERAGE BALANCE SHEET DATA
Loans	$14,138,904	$13,869,397	$13,578,223	$13,102,108	$12,680,861
Investment securities (c)	4,143,097	3,772,997	3,836,123	3,780,089	3,716,563
Earning assets	18,780,771	18,315,839	17,911,143	17,324,444	16,791,744
Total assets	20,875,090	20,443,859	20,090,372	19,549,947	19,039,264
Noninterest-bearing deposits	6,107,900	5,924,196	5,849,356	5,707,523	5,505,735
Total deposits	16,862,088	16,485,259	15,892,507	15,371,209	15,060,581
Common shareholders’ equity	2,430,710	2,447,870	2,509,509	2,489,948	2,463,385

COMMON SHARE DATA
Earnings per share - diluted	$0.44	$0.49	$0.48	$0.56	$0.48
Operating earnings per share - diluted (b)	0.51	0.55	0.56	0.59	0.59
Cash dividends per share	$0.24	$0.24	$0.24	$0.24	$0.24
Book value per share (period-end)	$31.12	$31.14	$30.74	$30.76	$30.45
Tangible book value per share (period-end)	21.63	21.55	21.37	21.44	21.08
Weighted average number of shares - diluted	78,115	79,661	81,530	81,942	82,174
Period-end number of shares	78,094	77,886	80,426	81,567	81,860
Market data
High sales price	$32.98	$31.13	$35.67	$36.47	$37.86
Low sales price	28.02	24.96	28.68	31.25	32.02
Period-end closing price	31.91	29.86	30.70	32.05	35.32
Trading volume	40,162	51,866	36,396	25,553	27,432

PERFORMANCE RATIOS
Return on average assets	0.67%	0.80%	0.79%	0.94%	0.84%
Return on average assets - operating (b)	0.78%	0.89%	0.92%	1.00%	1.04%
Return on average common equity	5.75%	6.65%	6.34%	7.42%	6.51%
Return on average common equity - operating (b)	6.70%	7.41%	7.33%	7.82%	8.07%
Return on average tangible common equity	8.28%	9.60%	9.08%	10.70%	9.47%
Return on average tangible common equity - operating (b)	9.66%	10.68%	10.50%	11.28%	11.75%
Tangible common equity ratio (d)	8.12%	8.40%	8.59%	9.10%	9.29%
Net interest margin (TE) (a)	3.30%	3.55%	3.63%	3.81%	3.99%
Average loan/deposit ratio	83.85%	84.13%	85.44%	85.24%	84.20%
Efficiency ratio (e)	66.67%	64.36%	62.41%	61.84%	61.67%
Allowance for loan losses as a percent of period-end loans	0.91%	0.92%	0.93%	0.94%	1.00%
Annualized net non-FDIC acquired charge-offs to average loans	0.03%	0.11%	0.08%	0.19%	0.13%
Allowance for loan losses to non-performing loans + accruing loans 90 days past due	100.92%	123.14%	137.96%	128.44%	126.26%
Noninterest income excluding securities transactions as a percent of total revenue (TE) (a)	28.21%	25.87%	25.83%	25.85%	25.21%
FTE headcount	3,825	3,785	3,794	3,787	3,901

(a)	Tax-equivalent (TE) amounts are calculated using a federal income tax rate of 35%.
(b)	Net income less tax-effected securities transactions and nonoperating expense items. Management believes that operating income provides a useful measure of financial performance that helps investors compare the Company’s fundamental operations over time.
(c)	Average securities does not include unrealized holding gains/losses on available for sale securities.
(d)	The tangible common equity ratio is common shareholders’ equity less intangible assets divided by total assets less intangible assets.
(e)	The efficiency ratio is noninterest expense to total net interest (TE) and noninterest income, excluding amortization of purchased intangibles, nonoperating expense items, and securities transactions.

HANCOCK HOLDING COMPANY

INCOME STATEMENT

(Unaudited)

	Three Months Ended			Six Months Ended
(dollars in thousands, except per share data)	6/30/2015	3/31/2015	6/30/2014	6/30/2015	6/30/2014
NET INCOME
Interest income	$164,920	$169,087	$174,001	$334,007	$349,141
Interest income (TE)	168,008	172,043	176,555	340,051	354,331
Interest expense	13,129	10,929	9,223	24,058	18,801

Net interest income (TE)	154,879	161,114	167,332	315,993	335,530
Provision for loan losses	6,608	6,154	6,691	12,762	14,654
Noninterest income excluding securities transactions	60,874	56,213	56,398	117,087	113,097
Securities transactions gains	—	333	—	333	—
Noninterest expense	158,917	153,515	156,858	312,432	303,840

Income before income taxes	47,140	55,035	57,627	102,175	124,943
Income tax expense	12,311	14,876	17,665	27,187	35,866

Net income	$34,829	$40,159	$39,962	$74,988	$89,077

ADJUSTMENTS FROM NET TO OPERATING INCOME
Securities transactions gains	—	(333)	—	(333)	—
Nonoperating items
Impact of insurance business lines divestiture	—	—	(9,101)	—	(9,101)
FDIC resolution of denied claims	1,854	—	10,268	—	10,268
Nonoperating expense items	7,073	7,314	7,503	16,241	7,503
Early debt redemption	—	—	3,461	—	3,461

Total nonoperating items	8,927	7,314	12,131	16,241	12,131
Taxes on adjustments at marginal tax rate	3,125	2,443	2,518	5,568	2,518

Total adjustments (net of taxes)	5,802	4,538	9,613	10,340	9,613

Operating income (f)	$40,631	$44,697	$49,575	$85,328	$98,690

NONINTEREST INCOME AND NONINTEREST EXPENSE
Service charges on deposit accounts	$17,908	$17,315	$19,269	$35,223	$37,981
Trust fees	11,795	11,200	11,499	22,995	21,737
Bank card and ATM fees	11,868	11,183	11,596	23,051	22,165
Investment & annuity fees	4,838	5,050	5,097	9,888	10,049
Secondary mortgage market operations	3,618	2,664	1,758	6,282	3,723
Insurance commissions and fees	2,595	1,754	1,888	4,349	5,632
Amortization of FDIC loss share receivable	(1,273)	(1,197)	(3,321)	(2,470)	(7,229)
Other income	9,525	8,244	8,612	17,769	19,039

Noninterest income excluding securities transactions	60,874	56,213	56,398	117,087	113,097
Securities transactions gains	—	333	—	333	—

Total noninterest income including securities transactions	$60,874	$56,546	$56,398	$117,420	$113,097

Personnel expense	$82,533	$80,117	$79,506	$162,650	$160,938
Net occupancy expense	11,765	11,162	10,840	22,927	22,106
Equipment expense	4,079	3,933	4,059	8,012	8,333
Other real estate expense, net	501	456	84	957	1,861
Other operating expense	44,964	44,215	43,494	89,179	84,689
Amortization of intangibles	6,148	6,318	6,744	12,466	13,782

Total operating expense	149,990	146,201	144,727	296,191	291,709
Nonoperating expense items	8,927	7,314	12,131	16,241	12,131

Total noninterest expense	$158,917	$153,515	$156,858	$312,432	$303,840

COMMON SHARE DATA
Earnings per share:
Basic	$0.44	$0.49	$0.48	$0.93	$1.06
Diluted	0.44	0.49	0.48	0.93	1.06
Operating earnings per share: (f)
Basic	$0.51	$0.55	$0.59	$1.06	$1.18
Diluted	0.51	0.55	0.59	1.06	1.17

(f)	Net income less tax-effected securities transactions and nonoperating items. Management believes that operating income provides a useful measure of financial performance that helps investors compare the Company’s fundamental operations over time.

HANCOCK HOLDING COMPANY

INCOME STATEMENT

(Unaudited)

	Three months ended
(dollars in thousands)	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014
Interest income	$164,920	$169,087	$170,971	$172,701	$174,001
Interest income (TE)	168,008	172,043	173,739	175,390	176,555
Interest expense	13,129	10,929	10,158	9,160	9,223

Net interest income (TE)	154,879	161,114	163,581	166,230	167,332
Provision for loan losses	6,608	6,154	9,718	9,468	6,691
Noninterest income excluding securities transactions	60,874	56,213	56,961	57,941	56,398
Securities transactions gains	—	333	—	—	—
Noninterest expense	158,917	153,515	153,747	149,079	156,858

Income before income taxes	47,140	55,035	54,309	62,935	57,627
Income tax expense	12,311	14,876	14,217	16,382	17,665

Net income	$34,829	$40,159	$40,092	$46,553	$39,962

ADJUSTMENTS FROM NET TO OPERATING INCOME
Securities transactions gains	—	(333)	—	—	—
Nonoperating expense	8,927	7,314	9,667	3,887	12,131

Total nonoperating items	8,927	6,981	9,667	3,887	12,131
Taxes on adjustments at marginal tax rate	3,125	2,443	3,383	1,361	2,518

Adjustments (net of taxes)	5,802	4,538	6,284	2,526	9,613

Operating income (f)	$40,631	$44,697	$46,376	$49,079	$49,575

NONINTEREST INCOME AND NONINTEREST EXPENSE
Service charges on deposit accounts	$17,908	$17,315	$19,025	$20,000	$19,269
Trust fees	11,795	11,200	11,559	11,530	11,499
Bank card and ATM fees	11,868	11,183	11,225	11,641	11,596
Investment & annuity fees	4,838	5,050	4,736	5,506	5,097
Secondary mortgage market operations	3,618	2,664	2,000	2,313	1,758
Insurance commissions and fees	2,595	1,754	1,862	1,979	1,888
Amortization of FDIC loss share receivable	(1,273)	(1,197)	(2,113)	(2,760)	(3,321)
Other income	9,525	8,244	8,667	7,732	8,612

Noninterest income excluding securities transactions	60,874	56,213	56,961	57,941	56,398
Securities transactions gains	—	333	—	—	—

Total noninterest income including securities transactions	$60,874	$56,546	$56,961	$57,941	$56,398

Personnel expense	$82,533	$80,117	$79,522	$80,043	$79,506
Net occupancy expense	11,765	11,162	10,571	10,798	10,840
Equipment expense	4,079	3,933	3,986	4,542	4,059
Other real estate expense, net	501	456	1,001	(104)	84
Other operating expense	44,964	44,215	42,555	43,343	43,494
Amortization of intangibles	6,148	6,318	6,445	6,570	6,744

Total operating expense	149,990	146,201	144,080	145,192	144,727
Nonoperating expense items	8,927	7,314	9,667	3,887	12,131

Total noninterest expense	$158,917	$153,515	$153,747	$149,079	$156,858

(f)	Net income less tax-effected securities transactions and nonoperating items. Management believes that operating income provides a useful measure of financial performance that helps investors compare the Company’s fundamental operations over time.

HANCOCK HOLDING COMPANY

PERIOD-END BALANCE SHEET

(Unaudited)

	Three Months Ended
(dollars in thousands)	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014
ASSETS
Commercial non-real estate loans	$6,185,684	$5,987,084	$6,044,060	$5,587,137	$5,393,691
Construction and land development loans	1,120,947	1,113,510	1,106,761	1,095,902	1,040,656
Commercial real estate loans	3,212,833	3,150,103	3,144,048	3,100,834	3,056,263
Residential mortgage loans	1,955,837	1,913,885	1,894,181	1,858,490	1,771,271
Consumer loans	1,869,451	1,759,804	1,706,226	1,706,211	1,622,175

Total loans	14,344,752	13,924,386	13,895,276	13,348,574	12,884,056
Loans held for sale	21,304	19,950	20,252	15,098	22,017
Securities	4,445,452	4,107,904	3,826,454	3,913,370	3,677,229
Short-term investments	598,455	515,797	802,948	471,558	440,688

Earning assets	19,409,963	18,568,037	18,544,930	17,748,600	17,023,990
Allowance for loan losses	(131,087)	(128,386)	(128,762)	(125,572)	(128,672)
Goodwill	621,193	621,193	621,193	621,193	621,193
Other intangible assets, net	119,256	125,404	132,810	139,256	145,825
Other assets	1,519,080	1,538,263	1,577,095	1,602,473	1,687,095

Total assets	$21,538,405	$20,724,511	$20,747,266	$19,985,950	$19,349,431

LIABILITIES
Noninterest-bearing deposits	$6,180,814	$6,201,403	$5,945,208	$5,866,255	$5,723,663
Interest-bearing transaction and savings deposits	6,994,603	6,576,658	6,531,628	6,325,671	6,079,837
Interest-bearing public fund deposits	1,962,589	1,828,559	1,982,616	1,534,678	1,484,188
Time deposits	2,163,782	2,253,865	2,113,379	2,010,090	1,957,539

Total interest-bearing deposits	11,120,974	10,659,082	10,627,623	9,870,439	9,521,564

Total deposits	17,301,788	16,860,485	16,572,831	15,736,694	15,245,227
Short-term borrowings	1,079,193	755,250	1,151,573	1,171,809	1,063,664
Long-term debt	507,341	516,007	374,371	376,452	374,991
Other liabilities	220,043	167,671	176,089	191,653	172,967

Total liabilities	19,108,365	18,299,413	18,274,864	17,476,608	16,856,849

COMMON SHAREHOLDERS’ EQUITY
Common stock net of treasury and capital surplus	1,730,344	1,726,736	1,798,980	1,832,529	1,838,931
Retained earnings	759,780	744,131	723,497	703,506	676,942
Accumulated other comprehensive income	(60,084)	(45,769)	(50,075)	(26,693)	(23,291)

Total common shareholders’ equity	2,430,040	2,425,098	2,472,402	2,509,342	2,492,582

Total liabilities & shareholders’ equity	$21,538,405	$20,724,511	$20,747,266	$19,985,950	$19,349,431

CAPITAL RATIOS
Tangible common equity	$1,689,550	$1,678,453	$1,718,343	$1,748,828	$1,725,489
Tier 1 capital (g)	1,833,725	1,812,010	1,777,280	1,784,588	1,758,178
Common equity (period-end) as a percent of total assets (period-end)	11.28%	11.70%	11.92%	12.56%	12.88%
Tangible common equity ratio	8.12%	8.40%	8.59%	9.10%	9.29%
Leverage (Tier 1) ratio (g)	9.05%	9.17%	9.17%	9.48%	9.61%
Tier 1 risk-based capital ratio (g)	10.69%	10.86%	11.23%	11.59%	11.83%
Total risk-based capital ratio (g)	12.44%	12.77%	12.30%	12.66%	12.96%

(g)	Estimated for most recent period-end. Regulatory ratios reflect the impact of Basel III capital requirements effective January 1, 2015.

HANCOCK HOLDING COMPANY

AVERAGE BALANCE SHEET

(Unaudited)

	Three Months Ended			Six Months Ended
(dollars in thousands)	6/30/2015	3/31/2015	6/30/2014	6/30/2015	6/30/2014
ASSETS
Commercial non-real estate loans	$6,095,054	$5,995,687	$5,298,978	$6,045,645	$5,194,102
Construction and land development loans	1,084,540	1,121,059	1,005,025	1,102,699	979,320
Commercial real estate loans	3,218,914	3,118,522	3,051,193	3,168,996	3,052,697
Residential mortgage loans	1,930,553	1,902,873	1,744,313	1,916,789	1,732,542
Consumer loans	1,809,843	1,731,256	1,581,352	1,770,766	1,572,261

Total loans	14,138,904	13,869,397	12,680,861	14,004,895	12,530,922
Loans held for sale	22,883	15,567	14,681	19,245	16,932
Securities (h)	4,143,097	3,772,997	3,716,563	3,959,069	3,825,484
Short-term investments	475,887	657,878	379,639	566,380	392,853

Earning assets	18,780,771	18,315,839	16,791,744	18,549,589	16,766,191
Allowance for loan losses	(130,124)	(130,217)	(126,887)	(130,170)	(130,757)
Goodwill and other intangible assets	743,435	750,705	770,294	747,050	775,833
Other assets	1,481,008	1,507,532	1,604,113	1,494,197	1,635,875

Total assets	$20,875,090	$20,443,859	$19,039,264	$20,660,666	$19,047,142

LIABILITIES AND SHAREHOLDERS’ EQUITY
Noninterest-bearing deposits	$6,107,900	$5,924,196	$5,505,735	$6,016,623	$5,502,878

Interest-bearing transaction and savings deposits	6,656,911	6,506,812	6,078,115	6,582,277	6,075,131
Interest-bearing public fund deposits	1,890,364	1,815,445	1,450,312	1,853,111	1,488,251
Time deposits	2,206,913	2,238,806	2,026,419	2,222,771	2,098,025

Total interest-bearing deposits	10,754,188	10,561,063	9,554,846	10,658,159	9,661,407

Total deposits	16,862,088	16,485,259	15,060,581	16,674,782	15,164,285
Short-term borrowings	896,014	920,436	957,386	908,158	871,701
Long-term debt	515,997	412,938	380,151	464,752	383,073
Other liabilities	170,281	177,356	177,761	173,732	178,325
Common shareholders’ equity	2,430,710	2,447,870	2,463,385	2,439,242	2,449,758

Total liabilities & shareholders’ equity	$20,875,090	$20,443,859	$19,039,264	$20,660,666	$19,047,142

(h)	Average securities does not include unrealized holding gains/losses on available for sale securities.

HANCOCK HOLDING COMPANY

AVERAGE BALANCE AND NET INTEREST MARGIN SUMMARY

(Unaudited)

	Three Months Ended
	6/30/2015			3/31/2015			6/30/2014
(dollars in millions)	Volume	Interest	Rate	Volume	Interest	Rate	Volume	Interest	Rate
AVERAGE EARNING ASSETS
Commercial & real estate loans (TE) (j) (k)	$10,398.5	$101.6	3.92%	$10,235.2	$106.8	4.23%	$9,355.2	$108.2	4.64%
Residential mortgage loans	1,930.6	19.9	4.13%	1,902.9	20.4	4.30%	1,744.3	21.0	4.83%
Consumer loans	1,809.8	23.0	5.10%	1,731.3	21.9	5.13%	1,581.4	23.6	5.99%
Loan fees & late charges	—	—	0.00%	—	0.3	0.00%	—	0.8	0.00%

Total loans (TE)	14,138.9	144.6	4.10%	13,869.4	149.4	4.36%	12,680.9	153.6	4.86%

Loans held for sale	22.9	0.2	3.88%	15.6	0.1	2.45%	14.7	0.1	4.14%

US Treasury and government agency securities	300.0	1.2	1.54%	275.0	1.1	1.58%	—	—	0.00%
CMOs and mortgage backed securities	3,641.6	19.6	2.15%	3,290.5	18.6	2.26%	3,490.9	20.1	2.30%
Municipals (TE) (j)	195.5	2.2	4.54%	195.8	2.3	4.61%	205.8	2.4	4.63%
Other securities	6.0	0.0	1.61%	11.6	0.1	4.47%	19.8	0.1	1.19%

Total securities (TE) (i)	4,143.1	23.0	2.22%	3,772.9	22.1	2.35%	3,716.5	22.6	2.43%

Total short-term investments	475.9	0.3	0.23%	657.9	0.4	0.22%	379.6	0.2	0.22%

Average earning assets yield (TE)	$18,780.8	168.1	3.58%	$18,315.8	172.0	3.79%	$16,791.7	176.5	4.21%

INTEREST-BEARING LIABILITIES
Interest-bearing transaction and savings deposits	$6,656.9	2.5	0.15%	$6,506.8	2.2	0.14%	$6,078.1	1.5	0.10%
Time deposits	2,206.9	3.8	0.69%	2,238.8	3.7	0.67%	2,026.4	3.0	0.60%
Public funds	1,890.4	1.3	0.28%	1,815.4	1.2	0.27%	1,450.3	0.7	0.21%

Total interest-bearing deposits	10,754.2	7.6	0.28%	10,561.0	7.1	0.27%	9,554.8	5.2	0.22%

Short-term borrowings	896.0	0.2	0.08%	920.5	0.2	0.08%	957.4	0.8	0.34%
Long-term debt	516.0	5.3	4.14%	412.9	3.6	3.57%	380.2	3.2	3.32%

Total borrowings	1,412.0	5.5	1.56%	1,333.4	3.8	1.16%	1,337.6	4.0	1.19%

Total interest-bearing liabilities cost	12,166.2	13.1	0.43%	11,894.4	10.9	0.37%	10,892.4	9.2	0.34%

Net interest-free funding sources	6,614.6			6,421.4			5,899.3

Total cost of funds	18,780.8	13.1	0.28%	18,315.8	10.9	0.24%	16,791.7	9.2	0.22%

Net Interest Spread (TE)		$154.9	3.15%		$161.1	3.42%		$167.3	3.87%

Net Interest Margin (TE)	$18,780.8	$154.9	3.30%	$18,315.8	$161.1	3.55%	$16,791.7	$167.3	3.99%

(i)	Average securities does not include unrealized holding gains/losses on available for sale securities.
(j)	Tax equivalent (te) amounts are calculated using a marginal federal tax rate of 35%.
(k)	Includes nonaccrual loans.

HANCOCK HOLDING COMPANY

AVERAGE BALANCE AND NET INTEREST MARGIN SUMMARY

(Unaudited)

	Six Months Ended
	6/30/2015			6/30/2014
(dollars in millions)	Volume	Interest	Rate	Volume	Interest	Rate
AVERAGE EARNING ASSETS
Commercial & real estate loans (TE) (j) (k)	$10,317.3	$208.4	4.07%	$9,226.1	$216.1	4.72%
Residential mortgage loans	1,916.8	40.4	4.21%	1,732.5	42.4	4.89%
Consumer loans	1,770.7	44.9	5.12%	1,572.3	46.8	6.00%
Loan fees & late charges	—	0.3	0.00%	—	1.4	0.00%

Total loans (TE)	14,004.8	294.0	4.23%	12,530.9	306.7	4.93%

Loans held for sale	19.2	0.3	3.30%	16.9	0.3	4.10%

US Treasury and government agency securities	287.6	2.2	1.56%	46.5	0.5	2.26%
CMOs and mortgage backed securities	3,467.1	38.2	2.21%	3,551.5	41.3	2.32%
Municipals (TE) (j)	195.7	4.5	4.58%	211.4	4.9	4.59%
Other securities	8.8	0.2	3.51%	16.1	0.2	2.22%

Total securities (TE) (i)	3,959.2	45.1	2.28%	3,825.5	46.9	2.45%

Total short-term investments	566.4	0.7	0.22%	392.9	0.4	0.23%

Average earning assets yield (TE)	$18,549.6	340.1	3.69%	$16,766.2	354.3	4.25%

INTEREST-BEARING LIABILITIES
Interest-bearing transaction and savings deposits	$6,582.3	4.7	0.14%	$6,075.1	3.0	0.10%
Time deposits	2,222.8	7.5	0.68%	2,098.0	6.1	0.59%
Public funds	1,853.1	2.5	0.28%	1,488.3	1.5	0.20%

Total interest-bearing deposits	10,658.2	14.7	0.28%	9,661.4	10.6	0.22%

Short-term borrowings	908.2	0.4	0.08%	871.7	1.9	0.43%
Long-term debt	464.7	9.0	3.88%	383.1	6.3	3.33%

Total borrowings	1,372.9	9.4	1.37%	1,254.8	8.2	1.32%

Total interest-bearing liabilities cost	12,031.1	24.1	0.40%	10,916.2	18.8	0.35%

Net interest-free funding sources	6,518.5			5,850.0

Total cost of funds	18,549.6	24.1	0.26%	16,766.2	18.8	0.22%

Net Interest Spread (TE)		$316.0	3.29%		$335.5	3.90%

Net Interest Margin (TE)	$18,549.6	$316.0	3.43%	$16,766.2	$335.5	4.03%

(i)	Average securities does not include unrealized holding gains/losses on available for sale securities.
(j)	Tax equivalent (te) amounts are calculated using a marginal federal tax rate of 35%.
(k)	Includes nonaccrual loans.

HANCOCK HOLDING COMPANY

ASSET QUALITY INFORMATION

(Unaudited)

	Three Months Ended			Six Months Ended
(dollars in thousands)	6/30/2015	3/31/2015	6/30/2014	6/30/2015	6/30/2014
Nonaccrual loans (l)	$118,445	$90,821	$89,901	$118,445	$89,901
Restructured loans - still accruing	7,966	7,564	7,868	7,966	7,868

Total nonperforming loans	126,411	98,385	97,769	126,411	97,769
ORE and foreclosed assets	38,630	42,956	59,732	38,630	59,732

Total nonperforming assets	$165,041	$141,341	$157,501	$165,041	$157,501

Nonperforming assets as a percent of loans, ORE and foreclosed assets	1.15%	1.01%	1.22%	1.15%	1.22%
Accruing loans 90 days past due	$3,478	$5,872	$4,142	$3,478	$4,142
Accruing loans 90 days past due as a percent of loans	0.02%	0.04%	0.03%	0.02%	0.03%
Nonperforming assets + accruing loans 90 days past due to loans, ORE and foreclosed assets	1.17%	1.05%	1.25%	1.17%	1.25%

ALLOWANCE FOR LOAN LOSSES
Beginning Balance	$128,386	$128,762	$128,248	$128,762	$133,626
Net provision for loan losses - FDIC acquired loans	(879)	(70)	(73)	(949)	(375)
Provision for loan losses - non-FDIC acquired loans	7,487	6,224	6,764	13,711	15,029

Net provision for loan losses	6,608	6,154	6,691	12,762	14,654

(Decrease)increase in FDIC loss share receivable	(2,115)	(421)	(1,022)	(2,536)	(7,875)
Net charge-offs - FDIC acquired	582	2,455	1,181	3,037	3,691
Charge-offs - non-FDIC acquired	4,129	7,460	7,309	11,589	14,791
Recoveries - non-FDIC acquired	(2,919)	(3,806)	(3,245)	(6,725)	(6,749)

Net charge-offs	1,792	6,109	5,245	7,901	11,733

Ending Balance	$131,087	$128,386	$128,672	$131,087	$128,672

Allowance for loan losses as a percent of period-end loans	0.91%	0.92%	1.00%	0.91%	1.00%
Allowance for loan losses to nonperforming loans + accruing loans 90 days past due	100.92%	123.14%	126.26%	100.92%	126.26%

NET CHARGE-OFF INFORMATION
Net charge-offs - non-FDIC acquired:
Commercial & real estate loans	($691)	$474	$1,148	($217)	$2,540
Residential mortgage loans	(61)	904	587	843	734
Consumer loans	1,962	2,276	2,329	4,238	4,768

Total net charge-offs - non-FDIC acquired	$1,210	$3,654	$4,064	$4,864	$8,042

Net charge-offs - non-FDIC acquired to average loans:
Commercial & real estate loans	(0.03)%	0.02%	0.05%	(0.00)%	0.06%
Residential mortgage loans	(0.01)%	0.19%	0.13%	0.09%	0.09%
Consumer loans	0.43%	0.53%	0.59%	0.48%	0.61%

Total net charge-offs - non-FDIC acquired to average loans	0.03%	0.11%	0.13%	0.07%	0.13%

(l)	Nonaccrual loans and accruing loans past due 90 days or more do not include acquired credit-impaired loans which were written down to fair value upon acquisition and accrete interest income over the remaining life of the loan. Included in nonaccrual loans are $4.9 million, $5.0 million, and $11.5 million at 6/30/15, 3/31/15 and 6/30/14, respectively, in nonaccruing restructured loans.

HANCOCK HOLDING COMPANY

ASSET QUALITY INFORMATION

(Unaudited)

	Three months ended
(dollars in thousands)	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014
Nonaccrual loans (l)	$118,445	$90,821	$79,537	$83,154	$89,901
Restructured loans - still accruing	7,966	7,564	8,971	7,944	7,868

Total nonperforming loans	126,411	98,385	88,508	91,098	97,769
ORE and foreclosed assets	38,630	42,956	59,569	56,081	59,732

Total nonperforming assets	$165,041	$141,341	$148,077	$147,179	$157,501

Nonperforming assets as a percent of loans, ORE and foreclosed assets	1.15%	1.01%	1.06%	1.10%	1.22%
Accruing loans 90 days past due	$3,478	$5,872	$4,825	$6,667	$4,142
Accruing loans 90 days past due as a percent of loans	0.02%	0.04%	0.03%	0.05%	0.03%
Nonperforming assets + accruing loans 90 days past due to loans, ORE and foreclosed assets	1.17%	1.05%	1.10%	1.15%	1.25%

Allowance for loan losses	$131,087	$128,386	$128,762	$125,572	$128,672
Allowance for loan losses as a percent of period-end loans	0.91%	0.92%	0.93%	0.94%	1.00%
Allowance for loan losses to nonperforming loans + accruing loans 90 days past due	100.92%	123.14%	137.96%	128.44%	126.26%

Provision for loan losses	$6,608	$6,154	$9,718	$9,468	$6,691

NET CHARGE-OFF INFORMATION
Net charge-offs - non-FDIC acquired:
Commercial & real estate loans	($691)	$474	$1,446	$2,451	$1,148
Residential mortgage loans	(61)	904	349	558	587
Consumer loans	1,962	2,276	843	3,430	2,329

Total net charge-offs - non-FDIC acquired	$1,210	$3,654	$2,638	$6,439	$4,064

Net charge-offs - non-FDIC acquired to average loans:
Commercial & real estate loans	(0.03)%	0.02%	0.06%	0.10%	0.05%
Residential mortgage loans	(0.01)%	0.19%	0.07%	0.12%	0.13%
Consumer loans	0.43%	0.53%	0.19%	0.82%	0.59%

Total net charge-offs - non-FDIC acquired to average loans	0.03%	0.11%	0.08%	0.19%	0.13%

AVERAGE LOANS
Commercial & real estate loans	$10,398,508	$10,235,268	$9,943,403	$9,627,566	$9,355,196
Residential mortgage loans	1,930,553	1,902,873	1,886,230	1,814,186	1,744,313
Consumer loans	1,809,843	1,731,256	1,748,590	1,660,356	1,581,352

Total average loans	$14,138,904	$13,869,397	$13,578,223	$13,102,108	$12,680,861

(l)	Nonaccrual loans and accruing loans past due 90 days or more do not include acquired credit-impaired loans which were written down to fair value upon acquisition and accrete interest income over the remaining life of the loan. Included in nonaccrual loans are $4.9 million, $5.0 million, $7.0 million, $9.9 million, and $11.5 million at 6/30/15, 3/31/15, 12/31/14, 9/30/14, and 6/30/14, respectively, in nonaccruing restructured loans.

HANCOCK HOLDING COMPANY

SUPPLEMENTAL ASSET QUALITY INFORMATION

(Unaudited)

	Originated Loans	Acquired Loans (m)	FDIC Acquired (n)	Total
(dollars in thousands)	6/30/2015
Nonaccrual loans (o)	$111,455	$5,401	$1,589	$118,445
Restructured loans - still accruing	7,966	—	—	7,966

Total nonperforming loans	119,421	5,401	1,589	126,411
ORE and foreclosed assets (p)	25,768	—	12,862	38,630

Total nonperforming assets	$145,189	$5,401	$14,451	$165,041

Accruing loans 90 days past due	$3,478	—	—	$3,478
Allowance for loan losses	$106,811	$214	$24,062	$131,087

	3/31/2015
Nonaccrual loans (o)	$83,412	$5,820	$1,589	$90,821
Restructured loans - still accruing	7,564	—	—	7,564

Total nonperforming loans	90,976	5,820	1,589	98,385
ORE and foreclosed assets (p)	29,380	—	13,576	42,956

Total nonperforming assets	$120,356	$5,820	$15,165	$141,341

Accruing loans 90 days past due	$5,659	$213	—	$5,872
Allowance for loan losses	$100,494	$254	$27,638	$128,386

	Originated Loans	Acquired Loans (m)	FDIC Acquired (n)	Total
	6/30/2015
LOANS OUTSTANDING
Commercial non-real estate loans	$6,058,998	$120,020	$6,666	$6,185,684
Construction and land development loans	1,100,788	9,064	11,095	1,120,947
Commercial real estate loans	2,591,384	598,962	22,487	3,212,833
Residential mortgage loans	1,784,730	1,554	169,553	1,955,837
Consumer loans	1,854,591	24	14,836	1,869,451

Total loans	$13,390,491	$729,624	$224,637	$14,344,752

Change in loan balance from previous quarter	$469,961	($35,700)	($13,895)	$420,366

	3/31/2015
Commercial non-real estate loans	$5,861,887	$118,260	$6,937	$5,987,084
Construction and land development loans	1,087,449	14,579	11,482	1,113,510
Commercial real estate loans	2,492,351	629,975	27,777	3,150,103
Residential mortgage loans	1,736,033	2,485	175,367	1,913,885
Consumer loans	1,742,810	25	16,969	1,759,804

Total loans	$12,920,530	$765,324	$238,532	$13,924,386

Change in loan balance from previous quarter	$110,331	($67,344)	($13,877)	$29,110

(m)	Loans which have been acquired and no allowance brought forward in accordance with acquisition accounting. Acquired-performing loans in pools with fully accreted purchase fair value discounts are reported as originated loans.
(n)	Loans acquired in an FDIC-assisted transaction. Non-single family loss share agreement expired at 12/31/14. As of 6/30/15, $179.0 million in loans and $3.5 million in ORE remain covered by the FDIC single family loss share agreement, providing considerable protection against credit risk. As of 3/31/15, $186.1 million in loans and $6.0 million in ORE remained covered by the FDIC single family loss share agreement.
(o)	Included in originated nonaccrual loans are $4.9 million and $5.0 million at 6/30/15 and 3/31/15, respectively, in nonaccruing restructured loans.
(p)	ORE received in settlement of acquired loans is no longer subject to purchase accounting guidance and has been included with ORE from originated loans. ORE received in settlement of covered loans remains covered under the FDIC loss share agreements.

Second Quarter 2015 Financial Results July 23, 2015

Certain of the statements or information included in this presentation may constitute forward-looking statements.  Forward-looking statements include projections of revenue, costs, results of operations or financial condition or statements regarding future market conditions or our potential plans and strategies for the future. Hancock’s ability to accurately project results, predict the effects of future plans or strategies, or predict market or economic developments is inherently limited.
We believe that the expectations reflected or implied by any forward-looking statements are based on reasonable assumptions, but actual results and performance could differ materially from those set forth in the forward-looking statements.  Factors that could cause actual results or outcomes to differ from those expressed in the Company's forward-looking statements include, but are not limited to, those outlined in Hancock's
SEC filings, including the “Risk Factors” section of the Company’s 10-K for the year ended December 31, 2014 and form 10-Q for the most recent quarter end.
Hancock undertakes no obligation to update or revise any forward-looking statements, and you are cautioned not to place undue reliance on such forward-looking statements.
Forward Looking Statements
2

Hancock Holding Company
•
$21.5 billion in Total Assets
•
$14.3 billion in Total Loans
•
$17.3 billion in Total Deposits
•
Tangible Common Equity (TCE) 8.12%
•
Nearly 200 banking locations and 275 ATMs across a five-state footprint
•
Approximately 4,000 employees corporate-wide
•
Rated among the strongest, safest financial institutions in the country by BauerFinancial, Inc.
•
Earned top customer service marks with Greenwich Excellence Awards
As of June 30, 2015
3

Gap Between Operating and Core Net
Income Eliminated
4
E.P.S.
ROA
$0.22
$0.19
$0.22
$0.16
$0.13
$0.13
$0.10
$0.06
$0.06
$0.00
$0.34
$0.36
$0.34
$0.39
$0.45
$0.46
$0.49
$0.50
$0.49
$0.51
$0.56
$0.55
$0.56
$0.55
$0.58
$0.59
$0.59
$0.56
$0.55
$0.51
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
We define core income as operating income less purchase accounting adjustments (PAA). PAA items include loan accretion from Whitney and Peoples First, offset by amortization of the
Whitney bond portfolio premium, amortization of the Peoples First indemnification asset and amortization of intangibles. Operating income is defined as net income excluding tax-effected securities transactions gains or losses and nonoperating
expense items. See table on slide 27.
Approximately $7.5 million, or $.06 per share, decline in linked-quarter net purchase accounting income
0.41%
0.35%
0.38%
0.27%
0.25%
0.22%
0.16%
0.10%
0.10%
0.00%
0.62%
0.64%
0.61%
0.70%
0.80%
0.82%
0.84%
0.82%
0.79%
0.78%
1.03%
0.99%
0.99%
0.97%
1.05%
1.04%
1.00%
0.92%
0.89%
0.78%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
"PAA Gap"
Core EPS
Operating EPS
"PAA Gap"
Core ROA
Operating ROA

Second Quarter 2015 Highlights
•
Earnings increased $0.8 million, or 2% linked-quarter
(excluding the tax-effected impact of net purchase
accounting items and nonoperating
items)
•
E.P.S. (excluding the tax-effected impact of net purchase
accounting items and nonoperating
items) increased 4%
linked-quarter
•
Approximately $7.5 million, or $.06 per share, decline in
linked-quarter net purchase accounting income
•
Loans increased $420 million, or 12% LQA, funded by an
increase in deposits of $441 million, or 10% LQA
•
Total assets of $21.5 billion; up $814 million or 4% from
March 31, 2015
•
Fee income (excluding accretion in indemnification
asset) up almost $5 million or 8% from 1Q15
•
Loan loss provision reflects additional build for energy
portfolio, including the impact of the shared national
credit (SNC) review, offset by improvements in other loan
portfolio measures
•
NIM of 3.30% reflects the expected drop in accretion
income from 1Q15, the full quarter impact of the
subordinated debt issuance in March 2015 and a decline
in the overall yield of the securities portfolio
($s in millions; except per share data)
2Q15
1Q15
Fav/(unfav)
Net Income
$34.8
$40.2
(13%)
Earnings Per Share
$.44
$.49
(11%)
Operating
Income*
$40.6
$44.7
(9%)
Operating Earnings Per Share
$.51
$.55
(7%)
Nonoperating
expense
items
$8.9
$7.3
(22%)
Return on
Assets (operating) (%)
0.78
0.89
(11bps)
Return on Tangible
Common Equity (operating)
(%)
9.66
10.68
(102ps)
Total Loans (period-end)
$14,345
$13,924
3%
Total Deposits (period-end)
$17,302
$16,860
3%
Net Interest Margin (%)
3.30
3.55
(25bps)
Net Interest Margin (%) (core)
3.14
3.21
(7bps)
Net Charge-offs (%) (non-covered)
0.03
0.11
8bps
Tangible Common Equity (%)
8.12
8.40
(28bps)
Efficiency Ratio**
(%)
66.7
64.4
(231bps)
Net Purchase
Accounting Income (pre-tax)
$0.3
$7.8
(96%)
Net Income (excluding tax-effected impact of net
purchase accounting items and nonoperating
items)
$40.4
$39.6
2%
E.P.S. (excluding
tax-effected impact of net
purchase accounting items and nonoperating
items)
$.51
$.49
4%
5
*   Operating income is defined as net income excluding tax-effected securities transactions gains or losses and nonoperating expense items.
** Noninterest expense to total revenue (TE) excluding amortization of purchased intangibles, nonoperating expense items, and securities transactions.

1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
Avg Qtrly Loans
$11.5
$11.6
$11.8
$11.9
$12.4
$12.7
$13.1
$13.6
$13.9
$14.1
Avg Qtrly Loans less Energy
$10.6
$10.6
$10.7
$10.6
$10.9
$11.1
$11.4
$11.9
$12.2
$12.5
Energy (avg)
$0.93
$0.99
$1.12
$1.35
$1.51
$1.59
$1.68
$1.72
$1.70
$1.67
energy as a % of loans (avg)
8%
8%
10%
11%
12%
13%
13%
13%
12%
12%
LQA EOP growth
-3%
7%
2%
20%
7%
11%
14%
16%
1%
12%
LQA EOP growth excl energy
-6%
6%
-7%
14%
4%
10%
13%
20%
2%
14%
$10.0
$11.0
$12.0
$13.0
$14.0
$15.0
Well-Diversified Loan Growth
•
Total EOP loans of $14.3 billion were up $420 million,
or 3% linked-quarter (12% LQA)
•
Energy loans totaled $1.67 billion or 12% of total loans
at June 30, 2015, virtually unchanged linked-quarter; no
energy portfolio growth expected for the remainder of
2015 due to headwinds from the current cycle
•
Net loan growth during the quarter was well-diversified
by geography and loan type
$s in millions
6
$s in billions
AL/FL
panhandle
16%
Greater NO
14%
Indirect
12%
Texas
10%
Specialty
Finance
10%
Southwest
LA
9%
Mortgage
9%
Greater
Baton
Rouge
8%
Tampa
5%
Tallahassee/
Jacksonville
4%
Finance Co.
3%
Composition of EOP Loan Growth
$420 million
2Q15
As of June 30, 2015
C&I
$6,186
43%
C&D
$1,121
8%
CRE
$3,213
22%
Mortgage
$1,956
14%
Consumer
$1,869
13%
Total Loans
$14,345
6/30/15

Energy Concentration Risk Is
Well-Managed
•
Energy lending has been a core competency for more than 60 years
–
Disciplined underwriting, long term relationships
–
Continuing to review credits and stay close to our customers
•
Pricing pressures on oil have continued and we did see some
additional downward pressure on risk ratings this quarter
•
Management believes that further risk rating downgrades could impact loan loss provisions but should not result in significant losses
•
Impact and severity will depend on overall oil price reduction and duration of the cycle
•
2
nd
quarter results include the impact of net downgrades from the shared national credit (SNC) review
–
$1 billion, or 54%, of SNCs are energy-related
7
As of June 30, 2015

Oil & Gas Portfolio Strong;
Continuing To Monitor Credits
•
Relationship business dating back to post WWII
•
Our energy customers are an excellent source of no/low cost
core deposits
•
Low prices can limit loan growth for new bank customers
•
Despite recent risk rating downgrades, the overall credit quality of the energy portfolio remains solid
•
With experienced management in place, many of our clients
have been reacting to the reduction in oil prices by proactively managing expenses, lowering discretionary spending or
reducing capital expenditures
8
Upstream (E&P)
$627
38%
Midstream
$104
6%
Support Services
$938
56%
Oil & Gas Portfolio 6/30/15
(outstandings=$1.67B)
$s in millions
Diversified portfolio with concentration limits for
individual categories
High credit quality portfolio with historically low loss rates; disciplined underwriting
Low level of cumulative losses over previous down cycles
As of June 30, 2015

Upstream (E&P) Portfolio Diversified,
Profitable
•
Priority, secured loans; approximately 60% oil, 40% gas
•
Approximately $4 million linked-quarter increase in E&P outstandings;
•
Current line utilization is approximately 64% up slightly linked-quarter
•
Lend
only
on
proved
reserves
(on
a
risked
basis);
90%+
are
covered
by
Proved
Developed
Producing
Reserves
alone
•
E&P
customers
have
hedges
in
place;
approximately
2/3rds
of
our
clients
are
hedged
with
an
avg
tenor
of
1-1.5
years
•
Our clients breakeven at different prices/barrel oil
–
Breakeven varies depending on the basin
–
Our customers are diversified across 12 primary basins in  the U.S. and in the Gulf of Mexico
–
Lower cost basins remain active; activity in higher cost basins has slowed considerably
•
Borrowing base redeterminations twice per year; all credits were reviewed in 2Q15 and adjustments made to overall commitment levels
–
RBL commitments reduced approximately 15% on average since the beginning of the year due to lower commodity prices
9
As of June 30, 2015
Low level of cumulative losses over previous down cycles even with growth in outstandings

Support Sector Companies Have
Weathered Previous Cycles
•
Many of our clients have operated through
previous cycles, including the mid 80s, late 90s
and 2008
•
Our clients typically have low/moderate leverage,
strong balance sheets and experienced
management
•
Most of the support nondrilling
companies are
based in south Louisiana and Houston, and many
are supporting offshore activity
•
Outstandings
virtually unchanged linked-quarter
•
Current line utilization is approximately 58%
•
We believe day rates and service sector
profitability is being impacted, and that client
experience and liquidity will allow our customers
to weather the current cycle
10
As of June 30, 2015
Contract drillers
31%
Rental tools
32%
Completion
services
32%
Other
5%
Support Drilling Subcategories
Helicopter &
marine transport
52%
Fabrication,
construction,
installation
21%
Other
18%
Supply/
manufacturing
9%
Support Nondrilling
Subcategories

Support Services Portfolio Statistics
11
$s in millions
$s in millions
Experienced, long-time customers with low level of cumulative losses over previous down cycles
$s in millions
As of June 30, 2015
Support -
drilling
$280
30%
Support -
nondrilling
(transportation)
$339
36%
Support -
nondrilling
(other)
$319
34%
Support Sector 6/30/15
(outstandings=$938)
$280
$658
$412
$287
$0
$250
$500
$750
Drilling Support
Nondrilling Support
Loans
Deposits
147% of
loans
44% of
loans

Allowance For Loan Losses
•
The allowance for loan losses was $131.1 million (0.91%) compared to $128.4 million
(0.92%) linked-quarter
–
The allowance maintained on the non-FDIC acquired portion of the loan portfolio increased $6.3 million linked-quarter, totaling $107.0 million, and the impaired reserve on the FDIC acquired loan portfolio declined $3.6 million linked-quarter
–
Impact of the current energy cycle on the allowance*:
•
The second quarter’s allowance calculation reflects a build of approximately $11 million in the reserve for the energy portfolio related to updates to risk ratings (including impact of SNC exam) and changes in the qualitative factors related to energy
–
ALLL for energy credits was 1.91% at June 30, 2015, up from 1.17% at March 31, 2015
•
We are disciplined in our underwriting, and while we could continue to see pressure in risk ratings, based on what we know today we expect no significant loss in our energy portfolio
•
We believe our current reserves are sufficient to cover any losses in the portfolio
•
Should pricing pressures on oil continue, we could continue to see downward pressure on risk ratings that could lead to additional provision expense in future quarters
•
Impact and severity will depend on overall oil price reduction and duration of the cycle
12
* Reserve reflects the amount of C&I reserve (loss factors) applied to the energy loans risk ratings.
As of June 30, 2015

Potential
Impact To Provision From Energy
Downgrades (Downward Shock Scenarios are mutually exclusive)
13
Total
outstanding
at 3-31-15
Total
outstanding
at 6-30-15
Energy
Reserve*
3-31-15
Energy
Reserve*
6-30-15
Incremental
Provision
Scenario 1
Incremental
Provision
Scenario 2
Incremental
Provision
Scenario 3
$623MM
$627MM
Upstream
$5.0MM
$10.1MM
$1.1MM
$1.1MM
$1.1MM
$109MM
$104MM
Midstream
$0.6MM
$0.7MM
$0.8MM
$4.5MM
$4.5MM
$270MM
$280MM
Support –
Drilling
$4.1MM
$7.9MM
$4.8MM
$7.8MM
$11.4MM
$672MM
$658MM
Support –
Non-
drilling
$10.3MM
$11.9MM
$8.0MM
$15.3MM
$29.3MM
Total Incremental
Provision
---------
---------
$14.7MM
$28.7MM
$46.3MM
$1.674B
$1.669B
Total Energy Reserve
(%)
$20.0MM
(1.17%)
$30.6MM
(1.91%)
$45.3MM
$59.3MM
$76.9MM
Scenario 1 –
all categories = 1 RR downgrade
Scenario 2 –
Upstream = 1 RR downgrade; all other sectors = 2 RR downgrade
Scenario 3 –
Upstream = 1 RR downgrade; Midstream = 2 RR downgrade; Support Sectors = 3 RR downgrade
Impact and severity will depend on overall oil price reduction and duration of the cycle
* Reserve reflects the amount of C&I reserve (loss factors) applied to the energy loans risk ratings.
Portfolio Shock Scenarios based on current quarter balances and risk ratings

Asset Quality Measures Reflect
Impact Of Energy Cycle
•
NPA ratio 1.15%, up 14 bps linked-quarter
–
Nonperforming assets totaled $165 million, up $24 million from March 31, 2015
–
Nonperforming loans increased approximately $28 million linked-quarter
–
Mainly related to one energy loan (nondrilling
support) which was downgraded during the quarter
–
ORE and foreclosed assets decreased approximately $4 million linked-quarter;
•
Provision for loan losses was $6.6 million, up $0.5 million from 1Q15
•
Non-FDIC acquired net charge-offs totaled $1.2 million, or 0.03%, down from $3.7 million, or 0.11%, in
1Q15
•
Criticized commercial loans totaled $626 million at June 30, 2015, up $207 million from March 31, 2015
1.98%
1.84%
1.83%
1.50%
1.43%
1.22%
1.10%
1.06%
1.01%
1.15%
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
14
As of June 30, 2015
–
Increase mainly related to risk rating downgrades within the energy portfolio
Nonperforming
Asset
(NPA)
Ratio
Criticized
Loans
$0
$100
$200
$300
$400
$500
$600
$700
2Q14
3Q14
4Q14
1Q15
2Q15
Criticized -
Total Commercial
Criticized -
Energy

Securities
Portfolio
-
Leveraging
Increased Net Interest Income
CMO
$1,225
28%
MBS
$2,701
61%
Munis
$199
4%
U. S. Agencies
and other
$306
7%
Securities Portfolio
Mix 6/30/15
•
Portfolio totaled $4.4 billion, up $338 million
linked-quarter, funded by a similar increase in
short-term borrowings
–
Purchased approximately $500 million of mortgage-backed
securities at an average yield of 2.13%
–
Additional borrowings rate approximately 15 bps
–
Net spread on leverage = approximately 2.00%
•
Yield 2.22% -
down 13 bps linked-quarter
•
Unrealized gain (net) of $14.3 million on AFS
•
52% HTM, 48% AFS
•
Duration 3.96 compared to 3.45 at 3-31-15
•
Balance sheet is asset sensitive over a 2 year
period to rising interest rates under various
shock scenarios
•
IRR modeling is based on conservative
assumptions
–
Flat balance sheet
–
Loan portfolio 54% variable (with 56% LIBOR-based)
–
Modeled lag in deposit rate increases
–
Conservative % DDA attrition for certain increases in rates
$s in millions
Period-end balances. As of June 30, 2015
15
1.1%
3.4%
5.1%
6.2%
1.3%
3.8%
5.4%
6.2%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
+100 shock
+200 shock
+300 shock
+400 shock
Year 1
Year 2
Net Interest Income Scenarios
Regulatory Rate Shocks

Solid Levels Of Core Deposit Funding
Noninterest
bearing
$6,181
36%
Interest-
bearing
transaction &
savings
$6,994
40%
Interest-
bearing public
funds
$1,963
11%
Time deposits
$2,164
13%
Total Deposits
$17,302
6/30/15
•
Total deposits $17.3 billion, up $441 million, or 3%,
linked-quarter
Noninterest-bearing demand deposits (DDA) decreased $21 million
$418 million increase in interest-bearing transaction and savings deposits
$90 million decrease in time deposits
Public fund deposits increased $134 million
•
Funding mix remained strong
•
DDA comprised 36% of total period-end deposits
•
Cost
of
funds
increased
4
basis
points
to
28
bps
related to the
full quarter impact of the sub debt issued in 1Q15
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
Avg Qtrly Deposits
$15.3
$15.2
$15.0
$14.9
$15.3
$15.1
$15.4
$15.9
$16.5
$16.9
LQA EOP growth
-13%
-3%
-3%
8%
-2%
-1%
13%
21%
7%
10%
$14.0
$14.5
$15.0
$15.5
$16.0
$16.5
$17.0
$s in billions
16
$s in millions

Core NIM Reflects Pressure While Core
Loan Yield Stabilizing
Core NIM = reported net interest income (TE) excluding total net purchase accounting adjustments, annualized, as a percent of average earning assets. (See slide 26)
•
Reported net interest margin (NIM) 3.30%, down 25 bps linked-quarter
Approximately $8 million decline in purchase accounting adjustments; (-18 bps)
•
Core
NIM
of
3.14%
declined
7
bps
linked-quarter
Issued $150 million of holding company subordinated debt March 9, 2015; (-4 bps)
Declines in core loan yield (-3 bps) and securities yield (-13 bps) impacted NIM
•
One additional accrual day impacted net interest income
•
Projected accretion will still lead to a difference in reported and core NIMs
17
As of June 30, 2015
4.06%
3.99%
3.81%
3.63%
3.55%
3.30%
3.37%
3.35%
3.32%
3.27%
3.21%
3.14%
$136
$138
$140
$142
$144
$146
$148
$150
2.50%
2.70%
2.90%
3.10%
3.30%
3.50%
3.70%
3.90%
4.10%
4.30%
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
Core NII
NIM -
reported
NIM -
core
5.00%
4.86%
4.63%
4.41%
4.36%
4.10%
4.02%
3.97%
3.94%
3.91%
3.88%
3.85%
2.47%
2.43%
2.36%
2.36%
2.35%
2.22%
0.23%
0.22%
0.21%
0.23%
0.24%
0.28%
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
Loan Yield-
Reported
Loan Yield
-
Core
Securities Yield-
Reported
Cost of
Funds-
Reported

Approximately $8 million
decline in net PAA
revenue in 2Q15; or $.06
per share
Sizeable Decline in Purchase Accounting
Impacted 2Q15 Results
Impact of Purchase Accounting Adjustments
(projections
will be updated quarterly; subject to change)
$s in  millions
*Projected revenue includes loan accretion from Whitney and Peoples First, offset by amortization of the Whitney bond portfolio premium and amortization of the Peoples First indemnification asset.
2012
2013
2014
2015
2016
2017
Post
2017
Revenue impact*
$124
$132
$80
$31
$13
$9
$16
Pre-tax impact PAA
$93
$103
$54
$7
$0
$25
$50
$75
$100
$125
$150
18
N/M
N/M
As of June 30, 2015
N/M
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
E
4Q15
E
1Q16
E
2Q16
E
3Q16
E
4Q16
E
PAA Revenue -act*
37
33
35
27
24
23
19
14
14
6
PAA Revenue -proj*
5
5
4
3
3
2
Intangible Amort
7
7
7
7
7
7
7
6
6
6
6
6
5
5
5
5
Pre-tax impact
30
25
28
20
17
17
12
7
8
0
-1
0
-1
-2
-2
-3
$0
$5
$10
$15
$20
$25
$30
$35
$40

Core Noninterest Income Growth Across Business
Lines
Service
Charges on
Deposit
$17.9
29%
Trust
$11.8
19%
Investment &
annuity
$4.8
8%
Insurance
$2.6
4%
Bankcard and
ATM
$11.9
19%
Secondary
mortgage
operations
$3.6
6%
Other
(excluding IA
amort)
$9.5
15%
•
Noninterest income, including securities transactions, totaled
$60.9 million, up $4.3 million, or 8%, linked-quarter
Amortization of the indemnification asset for FDIC covered loans totaled $1.3 million, compared to $1.2 million in the first quarter; the amortization is a reduction to noninterest income and is a result of a lower level of expected future losses on covered loans (non-core)
Service charges on deposits totaled $17.9 million, up $0.6 million, or 3%, from the first quarter, while Bankcard & ATM fees totaled $11.9 million, up $0.7 million, or 6%
Within the wealth banking product set, investment & annuity income and insurance fees totaled $7.4 million, up $0.6 million, or 9%, linked-quarter, with trust fees of $11.8 million, up $0.6 million, or 5%, in part related to fees from seasonal tax prep
Fees from secondary mortgage operations totaled $3.6 million, up $1 million,
or 36%, linked-quarter
Other noninterest income (excluding IA amortization) totaled $9.5 million, up
$1.3 million, or 16%, linked-quarter
$s in millions
19
Core
Noninterest
Income
Mix
2Q15
As of June 30, 2015

Continuing To Control Operating
Expenses
•
Operating expenses totaled $150.0 million in 2Q15, up $3.8 million, or 3%, linked-
quarter
Excludes $8.9 million of nonoperating
expenses
Personnel expense totaled $82.5 million, up $2.4 million, or 3%, linked-quarter; increase in incentive pay in the quarter was partially offset by a seasonal decrease in benefits
Occupancy and equipment totaled $15.8 million, up $0.7 million, or 5%,  linked-quarter
ORE expense totaled $0.5 million for 2Q15, virtually unchanged linked-quarter
Other operating expense increased $0.7 million, or 2%, linked-quarter
Personnel
$82.5
55%
Occupancy
$11.8
8%
Equipment
$4.1
3%
ORE
$0.5
Other
$45.0
30%
Amortization
of
intangibles
$6.1
4%
Operating Expense Mix 2Q15
As
of
June
30,
2015;
excluding
nonoperating
expense
items
20
$s in millions
$146.2
$150.0
$2.4
$0.6
$0.1
$0.7
$140
$142
$144
$146
$148
$150
$152
1Q15 Operating
Expense
Personnel Expense
Occupancy
Equipment
Other Expense
2Q15 Operating
Expense

Current and Future Revenue Initiatives
Quarter
Revenue
Growth
Begins
Consumer Lending
•
Enhanced approval process for consumer
loans designed to grow consumer and
consumer finance loans through the Bank &
Harrison Finance delivery channels
3Q15
Equipment Finance
•
New equipment finance strategy is gaining
immediate
momentum
through
a
mix
of
leasing & lending on equipment
3Q15
Enhanced
Prospecting for
Business
Clients
•
Leveraging
a
new source
of prospect
information
with industry-leading customer
management tools resulting in more business
development opportunities and new clients per
banker
4Q15
Loan Pricing
Initiative
•
Leveraging market intelligence to stabilize
and
enhance
commercial
loan
yields
&
fees
2Q15
New Business Card
Products
•
New
credit
and
payment
card
products
and
rewards programs for businesses further
enhances our product offering
3Q15
Deposit Growth
Strategy
•
Market-by-market
strategy
to
grow
deposits
providing dollar for dollar funding of loan
growth
3Q14
Consumer Checking
Products
•
The delivery of enhanced products is the first
in
a
series
of
initiatives
that
will
deliver a
fresh, innovative and competitive consumer
banking proposition to clients
3Q15
21
As of June 30, 2015
•
Strategic change in branch banking
focus from product sales to growth,
revenue and profitability
•
Merchant services technology,
product and sales enhancements to
retain and grow clients
•
Deliberate focus on leveraging
wealth management expertise
through client relationship reviews
and Private Banking delivery
enhancements
•
New technology platform to
streamline commercial loan
processing –
enhanced banker
efficiencies allows more time for
business development
•
Mortgage banking changes expected
to result in increased production,
quicker turnaround/closing times,
and improved customer and realtor
satisfaction

Solid Capital Levels
•
TCE ratio 8.12%, down 28 bps linked-
quarter mainly related to the growth in total
assets
•
Issued $150 million of holding company
subordinated debt March 9, 2015 at 5.95%
Qualifies as Tier 2 capital
Used
approximately
1/3
rd
for
completion
of
common stock buyback in 1Q15
Remainder to be used for general corporate
purposes
•
Will continue to review additional options
to deploy excess capital in the best interest
of the Company and its shareholders
–
Organic growth
–
M&A
–
Stock buyback
–
Dividends
7%
8%
9%
10%
11%
12%
13%
14%
15%
1Q13
2Q13*
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15e
Capital Ratios
*Stock Buyback (ASR) initiated
22
As of June 30, 2015
Tangible
Common
Equity
Ratio
Leverage
(Tier
1)
Ratio
Tier 1
Risked-Based
Capital Ratio
Total
Risk-Based
Capital
Ratio
June 30, 2015
8.12%
9.05%(e)
10.69%(e)
12.44%(e)
March 31, 2015
8.40%
9.17%
10.86%
12.77%
December 31, 2014
8.59%
9.17%
11.23%
12.30%
TCE
Tier 1 Risk-Based Capital
Total Risk-Based Capital

Maintained Strong Capital in Recent
Regulatory Stress Test

11.6%
+2.7%
-4.2%
-1.2%
-0.7%
-0.8%
7.4%
4.5%
0%
2%
4%
6%
8%
10%
12%
14%
16%
Actual Q3
2014 *
PPNR
PLLL
Dividends
RWA
Other **
Ending Q4
2016
Regulatory
Minimum
Drivers
of
Change
in
Common
Equity
Tier
1
(CET1)
Capital
Ratio
Q4
2014
through
Q4
2016
under
the
Supervisory
Severely
Adverse
Scenario
Hancock was required to implement the stress testing and disclosure requirements of the Dodd-Frank Wall Street Reform and  Consumer
Protection Act of 2010
The stress test is defined as a “process to assess the potential impact of certain scenarios on the consolidated earnings, losses and capital of a company over the planning horizon, taking into account its current condition, risks, exposures, strategies, and activities”
The company and bank maintained capital levels that exceed regulatory minimums throughout the nine-quarter course of the Severely
Adverse scenario
Management employed a conservative approach to the stress test in order to ensure sufficient hypothetical stress was applied
The stress test and its results do not include either $150 million of Tier 2-qualified sub-debt issued or the repurchase of approximately
$75 million of common stock in the first quarter of 2015
* 3Q 2014 CET1 ratio is the Tier 1 Common Equity ratio calculated under Basel I. CET1 calculation under Basel III took effect 1/1/15
** Other includes all other adjustments, including goodwill, other intangibles, disallowed deferred tax asset and income taxes

Near-Term Outlook
2Q15
Items to note
Outlook
Loans
+12% LQA
+11% Y-o-Y
Limited net paydowns
in energy portfolio
compared to previous
expectations
5-8%
EOP growth for full year
Based on current trends 2015 loan growth expected at
or above top end of current range; could be impacted by
future energy paydowns
Purchase Accounting
Adjustments (PAAs)
$0.3 million pre-tax
(see slide 27)
Includes items
impacting revenue and
expense
Sizeable decline of $7.5 million in 2Q15 PAAs;
expected
future declines modest (see slide 18)
Net
Interest Margin
(NIM)
3.30% reported
3.14% core
Reported down
25bps;
Core
down 7bps
Continued downward pressure on reported and core
margin; increasing core net interest income
Core Revenue
$209.3 million
Excludes
PAAs
Recent growth reflects initiatives started in the prior
several quarters; expect growth in 2H15 as initiatives
continue to mature
Loan Loss Provision
$6.6 million
Includes $11 million
of reserve build related
to energy & SNC
review
Should pricing pressures on oil continue, we could see
additional risk rating downgrades and increased
provisions; not expecting significant charge-offs
Noninterest Expense
$150.0 million
operating
$8.9 million of
nonoperating
costs
Slightly higher in the near term
E.P.S.
–
operating
$.51
No difference between
operating and core
E.P.S. (calculations on
slides 25 and 27)
Current expectations for 2H15 are in line with current
quarterly street estimates

As of June 30, 2015

Appendix:
EPS calculation
$s
in thousands, except E.P.S.
Operating income to common shareholders
$40,631
$44,697
$49,575
Income allocated
to participating securities
($894)
($1,040)
($1,016)
Operating income allocated to common shareholders
$39,737
$43,657
$48,559
Weighted
average
common
shares
–
diluted
78,115
79,661
82,174
E.P.S.
-
diluted
$.51
$.55
$.59
See Note 8 in the most recent 10Q for more details on the two-class method for E.P.S. calculation.
25
Three
Months
Ended
6/30/15
Three
Months
Ended
3/31/15
Three
Months
Ended
6/30/14

Appendix: Purchase Accounting Adjustments
Core NII & NIM Reconciliation
($s in millions)
2Q15
1Q15
4Q14
3Q14
2Q14
Net
Interest
Income
(TE)
–
reported
(NII)
$154.9
$161.1
$163.6
$166.2
$167.3
Whitney expected loan accretion (performing)
1.1
1.2
2.7
5.0
5.8
Whitney
expected
loan
accretion
(credit
impaired)
6.8
11.3
13.8
17.0
19.8
Peoples First expected loan
accretion
0.9
1.1
.7
.8
2.5
Excess cash
recoveries*
---
2.8
---
---
---
Total Loan Accretion
$8.7
$16.4
$17.2
$22.8
$28.1
Whitney premium bond amortization
(1.0)
(1.0)
(1.2)
(1.3)
(1.4)
Whitney and Peoples First CD accretion
---
---
---
---
.1
Total Net Purchase Accounting
Adjustments (PAAs) impacting NII
$7.7
$15.3
$16.0
$21.5
$26.7
Net
Interest
Income
(TE)
–
core
(Reported NII less net PAAs)
$147.2
$145.8
$147.6
$144.7
$140.6
Average Earning
Assets
$18,781
$18,316
$17,911
$17,324
$16,792
Net
Interest
Margin
–
reported
3.30%
3.55%
3.63%
3.81%
3.99%
Net
Purchase Accounting Adjustments (%)
.16%
.34%
.36%
.49%
.64%
Net
Interest
Margin
-
core
3.14%
3.21%
3.27%
3.32%
3.35%
* Excess cash recoveries include cash collected on certain zero carrying value acquired loan pools above expected amounts.

Appendix: Non-GAAP Reconciliation
(Net Income, ROA, E.P.S.)
$s
in millions (except EPS)
Net income
$34.8
$40.2
$40.0
Adjustments from net to operating income
Securities transactions gains
-
-0.3
-
Total nonoperating
expense items (pre-tax)
8.9
7.3
12.1
Taxes
on
adjustments
at
marginal
tax
rate
3.1
2.4
2.5
Total adjustments (net of taxes)
5.8
4.5
9.6
Operating income
$40.6
$44.7
$49.6
Adjustments from operating to core income
PAA
–
Net Interest Margin (see slide 26)
7.7
15.3
26.7
Intangible Amortization (noninterest expense)
-6.1
-6.3
-6.7
Amortization of Indemnification Asset (noninterest income)
-1.3
-1.2
-3.3
Total Purchase
Accounting Adjustments (PAA) (pre-tax)
$0.3
$7.8
$16.7
Taxes
on
adjustments
at
marginal
tax
rate
0.1
2.7
5.8
Total PA
adjustments (net of taxes)
0.2
5.1
10.9
Core
Income (Operating less purchase accounting items)
$40.4
$39.6
$38.7
Average
Assets
$20,875
$20,444
$19,039
ROA (operating)
0.78%
0.89%
1.04%
ROA (core)
0.78%
0.79%
0.82%
Weighted Average Diluted Shares (thousands)
78,115
79,661
82,174
E.P.S. (operating)
$.51
$.55
$.59
E.P.S. (core)
$.51
$.49
$.46
27
Three
Months
Ended
6/30/15
Three
Months
Ended
3/31/15
Three
Months
Ended
6/30/14

Appendix:
Whitney Portfolio Continues Solid Performance
•
Loan mark on the acquired-performing portfolio accreted into earnings over the life of the portfolio
•
Credit-impaired loan mark available for charge-offs; if not needed for charge-offs then accreted into income
•
Quarterly reviews of accretion levels and portfolio performance will impact reported margin
$s in millions
Credit-
Impaired
Performing
Total
Whitney loan mark at acquisition
(as adjusted in 4Q11)
$284
$187
$471
Acquired portfolio loan balances at acquisition
$818
$6,101
$6,919
Discount at acquisition
34.7%
3.1%
6.8%
Remaining Whitney loan mark at 6/30/15
$43
$4
$47
Remaining acquired portfolio loan balances at 6/30/15
$77
$699
$776
Acquired loan charge-offs from acquisition thru 6/30/15
$24
$14
$38
Discount at 6/30/15
55.1%
0.5%
6.0%

As of June 30, 2015

Appendix:
Peoples First Loan Mark Used For Charge-Offs
•
FDIC acquired loan portfolio
•
Entire loan mark available for charge-offs; if not needed for charge-offs then accreted into income
•
Quarterly reviews of accretion levels and portfolio performance will impact reported margin
•
FDIC loss share receivable totaled $35.1 million at June 30, 2015
•
Non-single family FDIC loss share agreement expired at December 31, 2014
•
$179 million remains covered under FDIC single family loss share agreement
$s in millions
Credit
Impaired
Peoples
First loan mark at acquisition  (12/2009)
$509
Charge-offs from acquisition thru 6/30/15
$430
Accretion since acquisition date
$93
Remaining loan mark at 6/30/15
$33
Impairment reserve at 6/30/15
$24
Remaining portfolio loan balances at 6/30/15
$261
Discount & allowance at 6/30/15
22%

As of June 30, 2015

Second Quarter 2015 Financial Results July 23, 2015 Second Quarter 2015 Financial Results July 23, 2015